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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                _____________________

                                       FORM 8-K

                                   Current Report
                       Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

                                _____________________

                   Date of Report (Date of earliest event reported)
                                   October 8, 1997

                               INDIANA UNITED BANCORP
                (Exact Name of Registrant as Specified in its Charter)


                                       INDIANA
                    (State or Other Jurisdiction of Incorporation)


              0-12422                               35-1562245
    (Commission File Number)          (I.R.S. Employee Identification No.)


  201 N. BROADWAY, GREENSBURG, INDIANA                  47240
(Address of principal executive offices)              (Zip Code)



                                   (812) 663-0157
                 Registrant's telephone number, including area code:


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ITEM 5.  OTHER EVENTS.

    On October 8, 1997, Indiana United Bancorp, an Indiana corporation ("Registrant"), entered into an Agreement and Plan of Merger (the "Agreement") with P.T.C. Bancorp, an Indiana corporation having its principal executive offices in Brookville, Indiana ("PTC"), pursuant to which PTC will merge with and into Registrant (the "Merger") and each of the shares of Common Stock of PTC at the effective time of the Merger will be converted into the right to receive
1.075 Common Shares of Registrant. Registrant expects to issue approximately 1,136,417 Common Shares in connection with the Merger. A copy of the Agreement is filed as an exhibit to this Current Report. The Merger is intended to be a "reorganization" under Section 368(a) of the Internal Revenue Code of 1986, as amended, and is intended to qualify as a "pooling of interests" for accounting and financial reporting purposes. Consummation of the Merger is conditioned on, among other things, the approval of the Merger by the shareholders of Registrant and PTC, the receipt of all required regulatory approvals and the receipt of opinions relating to tax and accounting matters. The Merger is expected to be completed in the first quarter of 1998.

    Upon consummation of the Merger, Registrant's board of directors will be comprised of an equal number of directors from each party to the Merger. Registrant's current Chairman, President and Chief Executive Officer, Robert E. Hoptry, will be Registrant's Chairman and Chief Executive Officer following the Merger, PTC's current President and Chief Executive Officer, James L. Saner, will be Registrant's President and Chief Operating Officer following the Merger and PTC's current Chairman, Robert S. Dunevant, will be Registrant's Vice Chairman of the Board. Registrant will have assets totaling almost $650 million following the Merger. The Merger is expected to be accretive to Registrant's 1998 earnings per share.

    The foregoing is merely a summary of the terms of the Agreement and the Merger and other transactions contemplated by the Agreement, and is qualified in its entirety by the actual provisions of the Agreement, and the exhibits thereto, which are included as an exhibit to this Current Report and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c)  EXHIBITS.

         (2) Plan of acquisition, reorganization, arrangement, liquidation or succession:

              Agreement and Plan of Merger, dated as of October 8, 1997, between Indiana United Bancorp and P.T.C. Bancorp.

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                                SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      INDIANA UNITED BANCORP



                                      By: /s/ Robert E. Hoptry
                                          ------------------------------------
                                         Robert E. Hoptry, Chairman, President
                                         and Chief Executive Officer


Dated:  October 20, 1997

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                                INDEX TO EXHIBITS


EXHIBIT                                                           SEQUENTIALLY
  NO.    DESCRIPTION OF DOCUMENT                                    NUMBERED
-------  -----------------------                                  ------------

2 Agreement and Plan of Merger, dated as of October 8, 1997, between Indiana United Bancorp and P.T.C. Bancorp.







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